UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2012

Lithia Motors, Inc.

(Exact Name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-21789 (Commission File Number)	93 - 0572810 (IRS Employer Identification No.)

360 E. Jackson Street Medford, Oregon 97501 (Address of Principal Executive Office)

Registrant's telephone number including area code 541-776-6868

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 25, 2012, Lithia Motors, Inc. issued a press release announcing financial results for second quarter 2012. A copy of the press release is attached as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.2 is a copy of the Company’s investor presentation highlighting second quarter 2012 results, which has been added to the Company’s Investor Relations web page on www.lithia.com.

Item 8.01	Other Information.

On July 25, 2012, Lithia Motors, Inc. announced a $0.10 per share cash dividend, to be paid on August 24, 2012 to shareholders of record as of August 10, 2012, and also announced that its board of directors approved an expansion of its previously authorized share repurchase plan by an additional 1,000,000 shares, bringing the total authorization to 1,879,853 shares.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits.
99.1 Press Release - Earnings Release
99.2 Press Release - Powerpoint Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2012	By:	LITHIA MOTORS, INC. (Registrant) /s/ Andrew H. Ognall Andrew H. Ognall Assistant Secretary